NAVIENT

2021 4th Quarter Investor Deck

February 28, 2022

Forward-Looking Statements; Non-GAAP Financial Measures

The following information is current as of December 31, 2021 (unless otherwise noted) and should be read in connection with Navient Corporation's "Navient" Annual Report on Form 10-K for the year ended December 31, 2021 (the "2021 Form 10-K"), filed by Navient with the Securities and Exchange Commission (the "SEC") on February 25, 2022 and subsequent reports filed by Navient with the SEC. Definitions for capitalized terms in this presentation not defined herein can be found in the 2021 Form 10-K. This presentation contains "forward-looking statements", within the meaning of the federal securities laws, about our business, and other information that is based on management's current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the company's beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," "may," "could," "should," "goal," or "target." Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements.

For Navient, these factors include, among others, the risks and uncertainties associated with:
- the severity, magnitude and duration of the COVID-19 pandemic, including changes in the macroeconomic environment, restrictions on business, individual or travel activities intended to slow the spread of the pandemic and volatility in market conditions resulting from the pandemic including interest rates, the value of equities and other financial assets;
- the risks and uncertainties associated with increases in financing costs;
- unanticipated increases in costs associated with compliance with federal, state or local laws and regulations;
- changes in the demand for asset management and business processing solutions or other changes in marketplaces in which we compete (including increased competition);
- changes in accounting standards including but not limited to changes pertaining to loan loss reserves and estimates or other accounting standards that may impact our operations;
- adverse outcomes in any significant litigation to which the company is a party;
- credit risk associated with the company's underwriting standards or exposure to third parties, including counterparties to hedging transactions; and
- changes in the terms of education loans and the educational credit marketplace (including changes resulting from the CARES Act or other new laws and the implementation of existing laws).

The company could also be affected by, among other things:
- unanticipated repayment trends on loans including prepayments or deferrals in our securitization trusts that could accelerate or delay repayment of the bonds;
- reductions to our credit ratings, the credit ratings of asset-backed securitizations we sponsor or the credit ratings of the United States of America;
- failures of our operating systems or infrastructure or those of third-party vendors;
- risks related to cybersecurity including the potential disruption of our systems or those of our third-party vendors or customers or potential disclosure of confidential customer information;
- damage to our reputation resulting from cyber-breaches or litigation;
- failure to successfully implement cost-cutting initiatives and adverse effects of such initiatives on our business;
- failure to adequately integrate acquisitions or realize anticipated benefits from acquisitions including delays or errors inconverting portfolio acquisitions to our servicing platform;
- changes in law and regulations whether new laws or regulations or new interpretations of existing laws and regulations applicable to any of our businesses or activities or those of our vendors, suppliers or customers;
- changes in the general interest rate environment, including the availability of any relevant money-market index rate, including LIBOR, or the relationship between the relevant money-market index rate and the rate at which our assets are priced;
- our ability to successfully effectuate any acquisitions and other strategic initiatives;
- activities by shareholder activists, including a proxy contest or any unsolicited takeover proposal;
- changes in general economic conditions; and
- the other factors that are described in the "Risk Factors" section of the 2021 Form 10-K and in our other reports filed with the Securities and Exchange Commission.

The preparation of the company's consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect and actual results could differ materially. All forward-looking statements contained in this release are qualified by these cautionary statements and are made only as of the date of this release. The company does not undertake any obligation to update or revise these forward-looking statements except as required by law.

Navient reports financial results on a GAAP basis and also provides certain non-GAAP performance measures, including Core Earnings, Adjusted Tangible Equity Ratio, and various other non-GAAP financial measures derived from Core Earnings. When compared to GAAP results, Core Earnings exclude the impact of: (1) mark-to-market gains/losses on derivatives; and (2) goodwill and acquired intangible asset amortization and impairment. Navient provides Core Earnings measures because this is what management uses when making management decisions regarding Navient's performance and the allocation of corporate resources. Navient Core Earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see Core Earnings in Navient's fourth quarter earnings release and pages 40 - 42 of this presentation for a further discussion and a complete reconciliation between GAAP net income and Core Earnings.

NAVIENT

We are the leader in education loan management and business processing solutions for education, healthcare and government clients at the federal, state and local levels

We help our clients and millions of Americans achieve financial success through our services and support, leveraging our 45+ years of data, analytics and processing experience and excellence

Originations Franchise and Existing Loan Portfolio Generate Significant Cash Flows

- ✓ Our originations platform with its low-cost to acquire model generates highly accretive loans
- ✓ Education loan portfolios will generate predictable and stable cash flows over 20+ years

Leveraging Our Scalable Technology Platform to Deliver Value

- ✓ Through our technology enhanced operating model, we continue to deliver solutions to our customers
- ✓ Optimized scale and infrastructure leave us well positioned for continued EBITDA growth

Disciplined Expense Management & Prudent Capital Allocation

- ✓ We drive efficiency through the continuous use of data and analytics to drive simplification and automation
- ✓ Focused on maintaining our dividend and returning excess capital to shareholders

Executing on our long-term value-creation strategy and utilizing our core strengths

Delivering Long-term Value

Federal Education Loans

- **Successfully assisted** borrowers in returning to repayment
- Net interest margin of **99 bps** reflects a favorable interest rate environment and our continuous efforts to reduce our cost of funds
- Annualized charge-off rate of **6 basis points**, driven by our data-driven risk management programs

99 bps NIM

Consumer Lending

- Originated **$6.0 billion** of high-quality Private Education Loans, meeting our **mid-teens ROE** target return thresholds
- Continuing to leverage our capital markets expertise to **lower our cost of funds**
- Annualized charge-off rate of **76 basis points**, driven by our data-driven risk management programs

292 bps NIM

Business Processing

- Navient employees **continue to support** our state and municipal clients through pandemic relief services
- Extended contracts drove year over year **revenue expansion** as Navient continued to provide clients with a broad array of solutions
- Affirmed our **franchise value** through our technology-enabled platform and differentiated expertise

28% EBITDA margin [1]

Note: Yearly data is as of 12/31/2021.
[1] Item is a non-GAAP financial measure. See pages 40 - 42 for a description and reconciliation.

Continued Progress to Simplify Our Business

Department of Education Servicing Contract Transfer

- ✓ **Successfully exited** Department of Education loan servicing via a transfer to a third party
- ✓ Eliminated a business that was a **small contributor to revenue** with a challenging political and operating risk profile
- ✓ Ensured a **smooth transition** for millions of borrowers and ongoing employment for our teammates

Resolution of Legal Matters with State AGs

- ✓ Reached agreements with state AGs to **resolve all outstanding state litigation**
- ✓ Navient **expressly denies** violating any law or causing borrower harm
- ✓ **Avoids the burden**, expense, time and distraction required to resolve claims through state-by-state litigation

Efficiency Initiatives and Improvements

- ✓ Managing operations to a more **efficient and variable cost structure**, including ED contract transfer and sale of our back-end technology platform
- ✓ State AG resolution **eliminates significant regulatory expense**: the majority of Navient's legal and regulatory expenses have been tied to this matter
- ✓ Continued **efficiency initiatives**, including a real estate footprint rationalization in the fourth quarter

Navient is Focused on Cost Efficiency

Industry-leading Efficiency

- ✓ Innovative financing reduces interest expense, maximizing cashflow and shareholder value
- ✓ Continue to drive strong margins through capital-efficient fee businesses, leveraging our scaled infrastructure and technical expertise

Continuously Rationalizing Our Expense Base

- ✓ Focused on reducing expenses and improving efficiency across our businesses
- ✓ Growing businesses with strong margins that produce targeted returns

Supporting Consistent Portfolio Margins and BPS Revenue Growth with Disciplined Expense Management



$87
$81
$74
2019
2020
2021

Total Gross Loans ($ billions)



49%
48%
49%
2019
2020
2021

Efficiency Ratio [1]

[1] Item is a non-GAAP financial measure. See pages 40 - 42 for a description and reconciliation.

Asset Generation Drives Meaningful Returns

		Since 2014 Separation [1]
Loan Originations	✓ Our competitive franchise, with its highly attractive return profile, leverages our core expertise to drive profits and growth	Originated over **$18 billion** Private Education Loans
Loan Portfolios and Corporate acquisitions	✓ Accretive, high-return portfolio acquisitions, and capital-lite fee businesses generate organic income	Acquired **$48 billion** of total Education Loans
Dividends	✓ Consistent quarterly distributions since separation	Paid **$1.3 billion** in dividends
Share Repurchase	✓ Since separation, repurchased over 65% of outstanding shares, with $1 billion of repurchase authority remaining [2]	Repurchased **$4.2 billion** of Navient shares
Reduce Unsecured Debt	✓ Optimizing capital structure and return profile, ensuring ongoing access to unsecured debt markets	Reduced unsecured debt by nearly **$10.2 billion**

Total Payout Ratio over 110% Since Separation

All data as of 12/31/2021; Payout ratio shown on the basis of Adjusted Core Earnings, a non-GAAP financial measure.
[1] Separation values are as reported 6/30/2014.
[2] On December 10, 2021, Navient announced a new share repurchase program for up to $1 billion of stock.

Originating Education Loans is an Attractive Opportunity

Sizable Market With Attractive Yields[1]

Estimated Total Market Annual Originations and Yields ($'s in billions)


Grad PLUS
In-School Private Education Loans
Private Education Refinance Loans
$12
$11
$18
Estimated 2021 Originations


~6%
~8%
~4%
Estimated Average Yield

Leveraging Our Existing Infrastructure to Generate Value

- **Private Education Refinance Loans**:
  - Using our data and expertise to deploy capital at mid-teens ROE
  - Life of loan loss expectation of 1.25% [2]
  - Weighted average life of ~3.5 years
- **In-School Private Education Loans**:
  - Using our data and expertise to deploy capital at high-teens ROE
  - Life of loan loss expectations of 6% [2]
  - Weighted average life of ~8 years

Typical Refi Borrower Profile [3]

Borrower Age	32
Months since Graduation	71
Education	58% advanced degrees
FICO	763
Income	$128,372
Monthly Real Free Cash Flow	$4,181
Original Loan Amount	$68,872

[1] Source: Navient estimates for total originations based on third party filings and "Jennifer Ma, Matea Pender, and CJ Libassi (2021), Trends in Student Aid 2021, New York: The College Board"; Navient estimates for average yields based on FSA Data Center and third-party company filings.
[2] Life of loan loss expectations are on a gross basis.
[3] Weighted average.

2022 Guidance

	Full Year 2022 Guidance
Core Earnings Return on Equity [1]	Mid to High Teens
Core Earnings Efficiency Ratio [1]	~54%
Adjusted Tangible Equity Ratio [1]	~6%
Net Interest Margin – Federal Education Loan Segment	Mid 90's
Charge-off Rate – Federal Education Loan Segment	Less than 0.10%
Net Interest Margin – Consumer Lending Segment	2.55% - 2.65%
Charge-off Rate – Consumer Lending Segment	1.5% - 2.0%
EBITDA Margin – Business Processing Segment [1]	High Teens

[1] Item is a non-GAAP financial measure. See pages 40 - 42 for a description and reconciliation.

Funding, Liquidity, & Cashflow

Q4 2021 Financing and Capital Management

Capital Management

- ✓ Returned **$175 million** through share repurchases and dividends
  - Paid dividends of **$25 million**
  - Repurchased **7.4 million shares for $150 million**
- In December 2021, board of directors approved an additional **$1 billion** multi-year share repurchase program
  - Plan to repurchase **$400 million** of equity in full year 2022
- ✓ Adjusted Tangible Equity (ATE) ratio of **5.9%** [1]

Financing

- ✓ Issued **$2.0 billion** of Term Education Loan ABS transactions
- ✓ Reduced unsecured debt by **$1.4 billion or 16%** compared to the year ago quarter
  - Issued **$750 million** of unsecured debt due March 2029
  - Retired **$1.1 billion** of unsecured debt, leaving no maturities until January 2023

[1] Item is a non-GAAP financial measure. See pages 40 - 42 for a description and reconciliation.

FFELP ABS Transactions

	NAVSL 2021-3					NAVSL 2021-2				
Pricing Date: Settlement Date:	October 14, 2021 October 28, 2021					April 12, 2021 April 22, 2021				
Issuance Amount:	$978,500,000					$1,011,600,000				
Collateral:	U.S. Government Guaranteed FFELP Consolidation and FFELP Non-Consolidation Loans					U.S. Government Guaranteed FFELP Consolidation and FFELP Non-Consolidation Loans				
Prepayment Speed [1]:	4% CPR Consolidation / 6% CPR Non-Consolidation					4% CPR Consolidation / 6% CPR Non-Consolidation				
Tranching:	**Class**	**Ratings (D/M/S) [2]**	**Amt. ($M)**	**WAL[3]**	**Pricing [3]**	**Class**	**Ratings (D/M/S) [2]**	**Amt. ($M)**	**WAL[3]**	**Pricing [3]**
	A-1A	AAA/Aaa/AA+	$600	5.81	Swaps + 0.55%	A-1A	AAA/Aaa/AA+	$300	5.72	Swaps + 0.55%
	A-1B	AAA/Aaa/AA+	$365	5.81	1ML + 0.50%	A-1B	AAA/Aaa/AA+	$697	5.72	1ML + 0.55%
	B	AAA/Aaa/NR	$14	13.24	1ML + 1.05%	B	AAA/Aaa/NR	$14	12.76	1ML + 1.35%

[1] Constant Repayment Rate (CPR) estimated based on a variety of assumptions concerning loan repayment behavior.
[2] Represents ratings by DBRS (D), Moody's (M) and S&P (S).
[3] Weighted Average Life (WAL) and Pricing are to the expected call date.

Private Education Loan ABS Transactions

	NAVSL 2022-A					NAVSL 2021-G				
Pricing Date: **Settlement Date:**	February 1, 2022 February 10, 2022					November 17, 2021 November 23, 2021				
Issuance Amount:	$951,900,000					$1,011,400,000				
Collateral:	Private Education Refi Loans					Private Education Refi Loans				
Prepayment Speed [1]:	20% CPR					20% CPR				
Tranching:	**Class**	**Ratings (D/M) [2]**	**Amt ($M)**	**WAL[3]**	**Pricing [3]**	**Class**	**Ratings (D/F/M) [2]**	**Amt ($M)**	**WAL[3]**	**Pricing [3]**
	A	AAA/Aaa	$913	2.49	Swaps + 0.83%	A	AAA/Aaa	$957	2.46	Swaps + 0.75%
	B	AA/NR	$39	6.51	Swaps + 1.30%	B	AA/NR	$54	6.48	Swaps + 1.10%

[1] Constant Repayment Rate (CPR) estimated based on a variety of assumptions concerning loan repayment behavior.
[2] Represents ratings by DBRS (D), Fitch (F) and Moody's (M).
[3] Weighted Average Life (WAL) and Pricing are to the expected call date.

Lifetime Cash Flows Will Exceed Original Projections

Navient's Student Loan Portfolios Continues to Exceed Expectations [1]

($'s in Billions)

Life of Loan Projections	Q4 2017	Q4 2021
Total FFELP Cash Flows	$12.7	$7.8
Total Private Education Cash Flows	$15.3	$7.3
Combined Cash Flows	**$28.0**	**$15.0**
Unsecured Debt [2]	**$14.0**	**$7.1**
Net Cash Flow	**$14.0**	**$8.0**



$25.9
$8.0
Net Cash Flow Projection at Q4 2021
$14.0
Q4 2017 Net Cash Flow Projection
$17.9
Actual Cash Flows Since Q4 2017
Q4 2017
Q4 2021

[1] Projections provided in Q4 2017 earnings presentation, published on January 24, 2018, available at Navient.com/investors.
[2] Unsecured debt at par value.
Net cash flows are equal to combined cash flows less unsecured debt at par.
Note: Totals may not add due to rounding.

Note: These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.
Note: Numbers may not add due to rounding.

Education Loan Portfolio Generates Significant Cash Flows

Projected Life of Loan Cash Flows over ~20 Years

$'s in Billions	
FFELP Cash Flows	**12/31/21**
Secured	
Residual (including O/C)	$4.5
Floor Income	1.4
Servicing	1.6
Total Secured	$7.5
Unencumbered	0.3
Total FFELP Cash Flows	**$7.8**
Private Credit Cash Flows	
Secured	
Residual (including O/C)	$4.3
Servicing	0.5
Total Secured	$4.8
Unencumbered	2.5
Total Private Cash Flows	**$7.3**
Combined Cash Flows before Unsecured Debt	**$15.0**
Unsecured Debt (par value)	**$7.1**

Enhancing Cash Flows

- Generated $2.8 billion of cash flows in FY 2021
- Reduced unsecured debt by $1.4 billion in FY 2021
- Returned $0.7 billion to shareholders through share repurchase and dividends in FY 2021
- Acquired $6.1 billion of student loans in FY 2021
- $15.0 billion of estimated future cash flows remain over ~ 20 years
  - Includes ~$6 billion of overcollateralization[1] (O/C) to be released from residuals
- $2.1 billion of unencumbered student loans
- $0.4 billion of hedged FFELP Loan embedded floor income

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect
[1]Includes the PC Turbo Repurchase Facility Debt totaling $0.5B as of 12/31/2021.
Note: Totals may not add due to rounding.

Education Loan Portfolio Generates Meaningful Cash Flows Over the Next Five Years

Projected Annual Private Education Loan Cash Flows



$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
($'s in Billions)
$1.1
$1.0
$0.9
$0.8
$0.7
2022
2023
2024
2025
2026
Cash Flows assuming call option can be exercised at 10%

Projected Annual FFELP Loan Cash Flows



$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
($'s in Billions)
$1.1
$1.0
$0.9
$0.8
$0.7
2022
2023
2024
2025
2026
Cash Flows assuming trusts run to maturity

Private Education Loan Portfolio Assumptions

- The Private Education Loan portfolio is projected to generate $4.6 billion in cash flows through 2025 excluding operating expenses, taxes and unsecured debt principal and interest payments
- Future loan originations are not included
- Unencumbered loans of $2.0 billion are not securitized to term
- Includes the repayment of debt related to asset-backed securitization repurchase facilities when the call option is exercised

FFELP Loan Portfolio Assumptions

- The FFELP loan portfolio is projected to generate $4.4 billion in cash flows through 2025 excluding operating expenses, taxes and unsecured debt principal and interest payments
- Unencumbered loans of $0.1 billion are not securitized to term
- Includes projected floor income

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.

FFELP Cash Flows are Highly Predictable

$'s in millions

as of 12/31/2021	2022	2023	2024	2025	2026	2027	2028	2029
Projected FFELP Average Balance	$49,429	$44,046	$39,034	$34,376	$29,991	$25,844	$21,983	$18,387
Projected Excess Spread	$598	$538	$473	$420	$388	$347	$302	$264
Projected Servicing Revenue	$234	$213	$193	$175	$157	$139	$121	$103
Projected Total Revenue	$832	$751	$666	$596	$545	$486	$422	$368

	2030	2031	2032	2033	2034+
Projected FFELP Average Balance	$15,106	$12,022	$9,136	$6,594	$1,597
Projected Excess Spread	$233	$207	$172	$141	$367
Projected Servicing Revenue	$86	$68	$51	$36	$63
Projected Total Revenue	$319	$275	$223	$177	$431

- Total Cash Flows from Projected Residual (Excess Spread) = $4.5 Billion
- Total Cash Flows from Projected Servicing Revenues = $1.6 Billion

Assumptions
No Floor Income, CPR/CDR = 5%
These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.
*Numbers may not add due to rounding

Secured Cash Flow

$ in Millions		2021		2020		2019		2018
FFELP								
Term Securitized								
Servicing (Cash Paid)	$	204	$	227	$	253	$	288
Other Secured FFELP								
Net Cash Flow [1,2]		855		830		969		1,290
Total FFELP	$	1,059	$	1,057	$	1,223	$	1,577
Private Credit								
Term Securitized								
Servicing (Cash Paid)	$	119	$	124	$	135	$	147
Other Secured Financings								
Net Cash Flow		947		1,307		1,065		907
Total Private Credit	$	1,066	$	1,431	$	1,200	$	1,054
Total FFELP and Private Credit	$	2,125	$	2,488	$	2,423	$	2,631
Average Principal Balances		**2021**		**2020**		**2019**		**2018**
FFELP								
Term FFELP		54,051		57,346		62,969		69,512
Other Secured FFELP		1,013		3,122		4,141		3,920
Total FFELP	$	55,064	$	60,468	$	67,110	$	73,432
Private Credit								
Term Private Credit		16,053		16,405		16,795		17,729
Other Secured Financings		3,081		4,075		3,526		3,700
Total Private Credit	$	19,134	$	20,480	$	20,321	$	21,429
Total FFELP and Private Credit	$	74,198	$	80,948	$	87,431	$	94,861

Note: Totals may not add due to rounding
[1] Includes the impact of all floor contracts.
[2] Net Cash Flow includes payments made on the revolving credit agreements with Navient Corporation.

Optimized Capital Structure

Long-Term Conservative Funding Approach

- Important to maintain our credit ratings which support ongoing access to the unsecured debt markets
  - We pursue opportunities to repurchase debt in the open market
  - Well positioned to capitalize on improving new issuance markets
- 70% of our Education loan portfolio is funded to term
  - FY 2021 issuance of $6.5 billion of Private Education Loan ABS compared to $6.3 billion in FY 2020
- Returned $707 million to shareholders through dividends and share repurchases in FY 2021

Managing Unsecured Debt Maturities



(par value, $ in billions)
$5.1
$8.9
$4.0
$7.6
$2.4
$7.1
$2.6
$5.9
$3.3
$3.8
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
Maturities within 5 years
Maturities beyond 5 years

Managing Unsecured Debt Maturities

(par value, $ in billions)



$1.8
$0.0
$1.5
$1.3
$1.4 $1.4
$0.6 $0.6
$0.5 $0.5
$0.7 $0.7
$0.0
$0.5
$0.2
$1.0
$0.0 $0.0
$1.1 $1.1
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031+
As of December 31, 2020
As of December 31, 2021

Long-term Conservative Funding Approach

- Navient prioritizes continued access to the unsecured debt market as an important component in our capital structure
  - Issued $750 million of unsecured debt due March 2029

- We continue a conservative approach to unsecured debt
  - Retired $1.1 billion of unsecured debt, leaving no maturities until January 2023

FFELP ABS

FFELP ABS Issuance Characteristics

FFELP ABS Transaction Features	Collateral Characteristics

FFELP ABS Transaction Features

- Issue size of $500M+
- Senior and subordinate notes
- Amortizing tranches with 1 to 10(+) year average lives
- Fixed rate and floating rate securities
- Compliant with U.S. risk retention regulations
- Navient Solutions, LLC is master servicer

Collateral Characteristics

- Guarantee of underlying collateral insulates bondholders from most risk of loss of principal [1]
- Typically non-dischargeable in bankruptcy

[1] Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.

FFELP Loan Program Characteristics

Parameter	Subsidized Stafford	Unsubsidized Stafford	PLUS/Grad PLUS	Consolidation
Borrower	Student	Student	Parents or Graduate Students	Student or Parents
Needs Based	Yes	No	No	N/A
Federal Guarantee of Principal and Accrued Interest	97 - 100%	97 - 100%	97 - 100%	97 - 100%
Interest Subsidy Payments	Yes	No	No	Yes
Special Allowance Payments (SAP)	Yes	Yes	Yes [1]	Yes
Original Repayment Term [2]	120 months	120 months	120 months	Up to 360 months
Aggregate Loan Limit	Undergraduate: $23,000 Graduate: $65,500	Undergraduate [3]: $57,500 Graduate: $138,500	None	None

[1] Only applies for loans made between July 1, 1987 through January 1, 2000 if cap is reached.
[2] Repayment Term may be extended through various repayment options including Income Driven Repayment plans and Extended Repayment.
[3] Aggregate loan limit for a Dependent Undergraduate is $31,000.
Note: As of July 1, 2011.

Navient Stafford & PLUS Loan Prepayments

- Higher prepayment activity in mid-2012 was related to the short-term availability of the Special Direct Consolidation Loan program
- Prepayment increases occurred in 2015 and 2018 as we exercised our option to purchase assets from selected transactions to mitigate the risk that certain tranches might remain outstanding past their legal final maturity dates



Historical Stafford/PLUS ABS CPRs by Issuance Vintage
Quarterly CPR*
70%
60%
50%
40%
30%
20%
10%
0%
-10%
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
4Q2014
2Q2015
4Q2015
2Q2016
4Q2016
2Q2017
4Q2017
2Q2018
4Q2018
2Q2019
4Q2019
2Q2020
4Q2020
2Q2021
4Q2021
2002
2003
2004
2005
2006
2007
2008
2010
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Navient Consolidation Loan Prepayments

- CPRs for Consolidation ABS trusts declined significantly following legislation effective in 2006 that prevented in-school and re-consolidation of borrowers' loans
- Higher prepayment activity in mid 2012 was related to the short term availability of the Special Direct Consolidation Loan program
- Consolidation loan prepayments increased in Q4 2021 following announcement of the DOE temporary Limited Public Service Loan Forgiveness Waiver on October 6, 2021

Historical Consolidation ABS CPRs by Issuance Vintage



Quarterly CPR*
25%
20%
15%
10%
5%
0%
-5%
2Q2004
1Q2005
4Q2005
3Q2006
2Q2007
1Q2008
4Q2008
3Q2009
2Q2010
1Q2011
4Q2011
3Q2012
2Q2013
1Q2014
4Q2014
3Q2015
2Q2016
1Q2017
4Q2017
3Q2018
2Q2019
1Q2020
4Q2020
3Q2021
2002
2003
2004
2005
2006
2007
2009
2011
2012
2014

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Private Education Loan ABS

Private Education Loan ABS Issuance Characteristics

Private Education Loan ABS Transaction Features

- Issue size of $500M+
- Senior and subordinate notes
- Amortizing tranches with 1 to 10 year average lives
- Fixed rate and floating rate securities
- Compliant with U.S. risk retention and, depending on the transaction, with European risk retention
- Navient Solutions, LLC is master servicer

Collateral Characteristics

- Collateralized by loans made to students and parents to fund college tuition, room and board
  - Seasoned assets benefiting from proven payment history
  - Refi assets with strong credit factors including high FICO scores, income, and ability to pay
- Underwritten using a combination of FICO, custom scorecard & judgmental criteria with risk based pricing, debt-to-income, household income, and free cash flow, as applicable

Navient Private Education Loan Programs

	Smart Option	Undergrad/Grad/ Med/Law/MBA	Direct-to-Consumer (DTC)
Origination Channel	School	School	Direct-to-Consumer
Typical Borrower	Student	Student	Student
Typical Co-signer	Parent	Parent	Parent
Typical Loan	$10k avg orig bal, 10 yr avg term, in-school payments of interest only, $25 or fully deferred	$10k avg orig bal, 15 yr term, deferred payments	$12k avg orig bal, 15 yr term, deferred payments
Origination Period	March 2009 to April 2014	All history through 2014	2004 through 2008
Certification and Disbursement	School certified and disbursed	School certified and disbursed	Borrower self-certified, disbursed to borrower
Borrower Underwriting	FICO, custom credit score model, and judgmental underwriting	Primarily FICO	Primarily FICO
Borrowing Limits	$200,000	$100,000 Undergraduate, $150,000 Graduate	$130,000
Additional Characteristics	▸ Made to students and parents primarily through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board ▸ Also available on a limited basis to students and parents to fund non-degree granting secondary education, including community college, part time, technical and trade school programs ▸ Both Title IV and non-Title IV schools [1]	▸ Made to students and parents through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board ▸ Signature, Excel, Law, Med and MBA Loan brands ▸ Title IV schools only [1] ▸ Freshmen must have a cosigner with limited exceptions ▸ Co-signer stability test (minimum 3 year repayment history)	▸ Terms and underwriting criteria similar to Undergraduate, Graduate, Med/Law/MBA with primary differences being: - Marketing channel - No school certification - Disbursement of proceeds directly to borrower ▸ Title IV schools only [1] ▸ Freshmen must have a co-signer with limited exceptions ▸ Co-signer stability test (minimum 3 year repayment history)

[1] Title IV Institutions are post-secondary institutions that have a written agreement with the Secretary of Education that allows the institution to participate in any of the Title IV federal student financial assistance programs and the National Early Intervention Scholarship and Partnership (NEISP) programs.

Navient Private Education Loan Programs

	Consolidation (Legacy)	Private Education Refi	Private Education Origination
Origination Channel	Lender	Lender	School
Typical Borrower	College Graduates	College Graduates & Select Non-Graduates	Student
Typical Co-signer	Parent	Parent	Parent
Typical Loan	$43k avg orig bal, 15-30 year term depending on balance, immediate repayment	$50k-75k avg orig bal, 5-20 year term depending on balance, immediate repayment	$15k avg orig bal, 5-15 year term, in-school payments of immediate repayment, interest only, $25 or fully deferred
Origination Period	2006 through 2008	2014 through current	April 2019 through current
Certification and Disbursement	Proceeds to lender to pay off loans being consolidated	Proceeds to lender to pay off loans being consolidated	School certified and disbursed
Borrower Underwriting	FICO and Debt-to-Income	FICO, Debt-to-Income, Income, Free Cash Flow (as applicable)	FICO, Debt-to-Income, Income, Free Cash Flow (as applicable)
Borrowing Limits	$400,000	Maximum $550,000	Up to total cost of attendance Private Aggregate Loan Limit of $250,000
Additional Characteristics	▸ Loans made to students and parents to refinance one or more private education loans ▸ Student must provide proof of graduation in order to obtain loan	▸ Loans made to high FICO / high income customers with positive free cash flow and/or established credit profiles	▸ Made to students/cosigners with high FICO / high income / positive free cash flow and/or established credit profiles, to fund 4-year and graduate school college tuition, room and board ▸ 9-month grace period after graduation ▸ Title IV and non-profit schools only

[1] Title IV Institutions are post-secondary institutions that have a written agreement with the Secretary of Education that allows the institution to participate in any of the Title IV federal student financial assistance programs and the National Early Intervention Scholarship and Partnership (NEISP) programs.

Navient Private Education Trusts

As of the respective cutoff dates for each transaction

2020-2022YTD	*Navient*																
Issuance Program	NAV 20-A	NAV 20-B	NAV 20-C	NAV 20-D	NAV 20-E	NAV 20-F	NAV 20-G	NAV 20-H	NAV 20-I	NAV 21-A	NAV 21-B	NAV 21-C	NAV 21-D	NAV 21-E	NAV 21-F	NAV 21-G	NAV 22-A
Bond Amount ($mil)	620	712	546	808	499	781	786	955	604	818	1,007	1,093	558	1,019	991	1,011	952
Initial AAA Enhancement (%)	23%	10%	24%	10%	10%	10%	8%	11%	18%	8%	9%	9%	26%	8%	7%	9%	9%
Initial Enhancement (%)	13%	4%	12%	3%	3%	3%	3%	4%	10%	3%	2%	2%	3%	2%	2%	4%	5%
Loan Program (%)																	
Signature/Law/MBA/Med	36%	0%	84%	0%	0%	0%	0%	0%	53%	0%	0%	0%	30%	0%	0%	0%	0%
Smart Option	52%	0%	0%	0%	0%	0%	0%	0%	31%	0%	0%	0%	0%	0%	0%	0%	0%
Consolidation	3%	0%	1%	0%	0%	0%	0%	0%	9%	0%	0%	0%	1%	0%	0%	0%	0%
Private Education Refi	0%	100%	0%	100%	100%	100%	100%	100%	0%	100%	100%	100%	0%	100%	100%	100%	100%
Direct to Consumer	9%	0%	11%	0%	0%	0%	0%	0%	7%	0%	0%	0%	68%	0%	0%	0%	0%
Career Training	0%	0%	4%	0%	0%	0%	0%	0%	*	0%	0%	0%	1%	0%	0%	0%	0%
Total	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**
Payment Status																	
School, Grace, Deferment	10%	*	6%	*	1%	*	*	*	7%	*	*	*	5%	*	*	*	*
Repayment	88%	100%	92%	97%	95%	96%	97%	100%	89%	100%	100%	100%	89%	100%	100%	100%	100%
Forbearance	2%	*	2%	3%	4%	4%	3%	*	4%	*	*	*	6%	*	*	*	*
WA Term to Maturity (Mo.)	148	145	166	140	135	141	141	132	161	136	139	141	186	144	150	151	155
WA Months in Repayment (Mo.)	86	-	81	-	135	-	-	-	95	-	-	-	-	-	-	-	-
% Loans with Cosigner	79%	0%	76%	0%	0%	0%	0%	0%	77%	0%	0%	0%	53%	0%	0%	0%	0%
% Loans with No Cosigner	21%	100%	24%	100%	100%	100%	100%	100%	23%	100%	100%	100%	47%	100%	100%	100%	100%
WA FICO at Origination	735	760	737	763	781	763	764	777	733	774	773	771	660	768	767	766	763
WA Recent FICO at Issuance	741	-	741	-	-	-	-	-	741	-	-	-	706	-	-	-	-
WA FICO (Cosigner at Origination)	744	-	746	-	-	-	-	-	743	-	-	-	672	-	-	-	-
WA FICO (Cosigner at Rescored)	749	-	751	-	-	-	-	-	751	-	-	-	714	-	-	-	-
WA FICO (Borrower at Origination)	701	760	709	763	781	763	764	777	701	774	773	771	647	768	767	766	763
WA FICO (Borrower at Rescored)	710	-	709	-	-	-	-	-	710	-	-	-	698	-	-	-	-
WA Gross Borrower Coupon(1)	5.18%	4.84%	6.69%	4.75%	5.23%	4.78%	4.82%	3.62%	6.21%	4.08%	2.84%	2.97%	8.41%	3.90%	3.93%	3.81%	3.92%

(1) Represents the WA Libor Equivalent Margin for legacy collateral transactions. Assumes Prime / 1 month LIBOR spread of 3.00% for transactions with Prime collateral.

** Represents a percentage greater than 0% but less than 0.5%.*

Navient Private Education Legacy Loan Trusts – Prepayment Analysis

- Constant prepayment rates increased beginning 2014 on increased seasoning-related voluntary prepayment and the emergence of the external student loan refinance market
- Prepayment activity declined in 2020 during the COVID-19 crisis as borrowers utilized COVID disaster forbearances



Constant Prepayment Rate (CPR)
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Nov-03
May-04
Nov-04
May-05
Nov-05
May-06
Nov-06
May-07
Nov-07
May-08
Nov-08
May-09
Nov-09
May-10
Nov-10
May-11
Nov-11
May-12
Nov-12
May-13
Nov-13
May-14
Nov-14
May-15
Nov-15
May-16
Nov-16
May-17
Nov-17
May-18
Nov-18
May-19
Nov-19
May-20
Nov-20
May-21
Nov-21
2002-A
2003-A
2003-B
2003-C
2004-A
2004-B
2005-A
2005-B
2006-A
2006-B
2006-C
2007-A
2009-D
2009-CT
2010-A
2010-B
2010-C
2011-A
2011-B
2011-C
2012-A
2012-B
2012-C
2012-D
2012-E
2013-A
2013-B
2013-C
2014-A
2014-CT
NAVI 2014-A
2015-A
2015-B
2015-C
2016-A

Navient Corporation Appendix

Operating Results
"Core Earnings[1]" Basis

Selected Financial Information and Ratios

(In millions, except per share amounts)	Q4 21	Q4 20	2021	2020
GAAP diluted EPS	**($0.07)**	**$0.99**	**$4.18**	**$2.12**
Adjusted Core Earnings EPS [1]	**$0.78**	**$0.97**	**$4.45**	**$3.40**
Average common stock equivalent	157	188	172	195
Ending total education loans, net	$72,812	$79,363	$72,812	$79,363
Average total education loans	$75,066	$81,685	$77,243	$84,242

4th Quarter and Full Year 2021 Highlights

- Adjusted Core Earnings [1] per share decreased to $0.78 compared to $0.97 in the year ago quarter
  - Q4 21 included a $0.21 loss on unsecured debt repurchases
  - Full year 2021 included $0.33 of losses on unsecured debt repurchases
- Reached agreements with state AGs to resolve all outstanding state litigation for $170 million after tax
- Originated $1.4 billion of high-quality private education loans in the quarter
  - Originated $6.0 billion in the full year 2021, a 30% increase compared to the prior year
- Business Processing revenue increased $18 million, or 19%, to $111 million
- Returned $175 million to shareholders through dividends and share repurchases
  - Adjusted Tangible Equity Ratio increased to 5.9% compared to 5.0% in Q4 2020 [1]

[1] Item is a non-GAAP financial measure. See pages 40 - 42 for a description and reconciliation.

Federal Education Loans Segment
"Core Earnings" Basis

Selected Financial Information and Ratios

($ In millions)	Q4 21	Q4 20	2021	2020
Segment net interest margin	0.99%	1.06%	0.99%	0.99%
FFELP Loans:				
Provision for loan losses	$ -	$ -	$ -	$13
Charge-offs	$7	$9	$26	$49
Annualized charge-off rate	0.06%	0.07%	0.06%	0.10%
Greater than 30-days delinquency rate	10.6%	9.2%	10.6%	9.2%
Greater than 90-days delinquency rate	4.8%	4.6%	4.8%	4.6%
Forbearance rate	12.4%	13.8%	12.4%	13.8%
Average FFELP Loans	53,960	$59,389	$56,018	$61,522
Operating Expense	$52	$70	$223	$287
Net Income	$108	$134	$454	$537
Total federal loans serviced (billions)[1]	$61	$284	$61	$284
Contingent collections receivables inventory - education loans (billions)	$11.7	$10.9	$11.7	$10.9

[1] As of year-end 2021, we serviced $61 billion in FFELP (federally guaranteed) loans.

4th Quarter and Full Year 2021 Highlights

Federal Education

- **Q4 21** Net Interest Margin: 99 basis points
- **Q4 21** Annualized Charge-off Rate: 6 basis points

- **FY 21** Net Interest Margin: 99 basis points
- **FY 21** Annualized Charge-off Rate: 6 basis points

- Net Interest Margin declined to 0.99% from 1.06%
- FFELP Loan delinquency rate increased from 9.2% to 10.6%
- Forbearance rate decreased to 12.4% from 13.8%
- Annualized charge-off rate decreased to 0.06% from 0.07%
- Delinquency and forbearance rates are at or below pre-covid levels
- In October 2021, Novated and transferred Department of Education servicing contract

Consumer Lending Segment “Core Earnings” Basis

Selected Financial Information and Ratios

($ In millions)	Q4 21	Q4 20	2021	2020
Segment net interest margin	2.76%	3.02%	2.92%	3.20%
Private Education Loans				
Provision for loan losses	$5	$2	($61)	$142
Charge-offs [1]	$44	$28	$153	$184
Annualized charge-off rate [1]	0.87%	0.53%	0.76%	0.88%
Greater than 30-days delinquency rate	3.2%	2.6%	3.2%	2.6%
Greater than 90-days delinquency rate	1.5%	1.0%	1.5%	1.0%
Forbearance rate	2.6%	3.9%	2.6%	3.9%
Average Private Education Loans	$21,106	$22,296	$21,225	$22,720
Operating Expense	$37	$37	$162	$146
Net Income	$89	$108	$492	$360

[1] Full year 2021 excludes $16 million of charge-offs on the expected future recoveries of charged-off loans that occurred as a result of changing the charge-off rate from 81.4% to 81.7% in third-quarter 2021.

4th Quarter and Full Year 2021 Highlights

Consumer Lending

- **Q4 21** Net Interest Margin: 276 basis points
- **Q4 21** Annualized Charge-off Rate : 87 basis points

- **FY 21** Net Interest Margin: 292 basis points
- **FY 21** Annualized Charge-off Rate [1]: 76 basis points

- Originated $1.4 billion of high-quality private education loans in the quarter, including $23 million of in-school loans
  - Originated $6.0 billion in the full year 2021, exceeding our guidance of $5.5 billion
  - Full year in-school originations of $212 million
- Net interest margin of 2.76% driven by a lower cost funds
- Delinquencies increased to 3.2% from 2.6%
- Annualized charge-off rate increased to 0.87% from 0.53%
- Delinquency and forbearance rates are at or below pre-covid levels
- Full year loan sales of $1.6 billion resulted in a pre-tax gain of $91 million and reserve release of $107 million

Business Processing Segment
"Core Earnings" Basis

Selected Financial Information and Ratios

($ In millions)	Q4 21	Q4 20	2021	2020
Government Services	$54	$58	$258	$191
Healthcare RCM Services	$57	$35	$230	$113
Total Business Processing Revenue	**$111**	**$93**	**$488**	**$304**
Operating Expenses	$90	$74	$360	$254
EBITDA [1]	$23	$22	$136	$57
EBITDA Margin [1]	20%	23%	28%	19%
Net Income	**$17**	**$15**	**$99**	**$39**
Contingent collections receivables inventory (billions)	$9.6	$17.1	$9.6	$17.1

4th Quarter and Full Year 2021 Highlights

Business Processing

- **Q4 21** EBITDA Margin [1]: 20%
- **FY 21** EBITDA Margin [1]: 28%

- Revenue increased $18 million or 19% compared to the year ago quarter, primarily as a result of revenue earned from contracts to support states in pandemic relief services
- EBITDA [1] increased $1 million to $23 million compared to the year ago quarter, continuing to demonstrate the scalability and efficiency of our infrastructure

[1] Item is a non-GAAP financial measure. See pages 40 - 42 for a description and reconciliation.

Other Segment
"Core Earnings" Basis

2021 Unallocated Shared Services Expenses
$229 million



CEO, Corporate
Marketing & Other
4%
HR & Corporate Facilities
11%
Finance and Vendor
Management
17%
15%
Legal, Risk & Audit /
Government Relations
18%
Stock Compensation &
Management Incentive
Plan
35%
Information
Technology

Shared Services Overview

- Full year 2021 Regulatory Expense of $233 million included $205 million related to the agreements with State Attorneys General
- Shared services are related to the management of the entire company or shared by multiple reporting segments
  - Centralization of related functions creates cost efficiencies
  - These costs include certain executive management, Board, Accounting, Finance, HR, Legal, Audit, insurance and Risk & Compliance, as well as other corporate-related facilities
- Information Technology expense, which includes infrastructure, operations, and IT security, together with regulatory costs, are primarily shared between the Federal Education and Consumer Lending segments

[1] Unallocated Shared Services Expense is shown on an Adjusted Core Earnings basis, which excludes Regulatory Expense of $233 million in the full year 2021.

Navient Continues to Advance Environmental, Social and Governance Initiatives

Social Initiatives

Community partnerships
- National partnership with Boys & Girls Clubs of America to bring career and college planning resources to support equity for youth, including those from under-resourced communities

Customer initiatives
- Advocacy to improve the education finance system in America
- Tools and resources to help people successfully manage their student loans and develop healthy credit habits
- Supported 4.6 million people to become student loan debt free over the last decade.

Philanthropy
- Giving in our communities through employee-led fundraising and the Navient Community Fund
- Up to four hours of paid time off per month for employees to volunteer in their communities

Employee programs
- Inclusion, Diversity & Equity Council
- Employee Resource Groups
- Award-winning employee training and development opportunities such as Leadership Development Program

Environmental Initiatives

- Ongoing efforts to reduce already low carbon footprint
- Enterprise-wide emphasis on electronic communications to support enhanced customer experience and reduce environmental impact and cost
- Energy-efficient buildings and systems
- Flexible work options and use of technology that can reduce commuting, travel and office footprint
- Participant in the Carbon Disclosure Project (CDP)

Governance Initiatives

- Strong focus shareholder rights, including majority voting, proxy access and annual election for all board members
- Adoption of governance best practices, board refreshment policies, annual board and committee assessments
- Emphasis on board diversity—Navient's Board of Directors has been recognized for its leadership in gender parity by Women's Forum of New York, 2020 Women on Boards, Forum of Executive Women and New York Stock Exchange Governance Services
- Long-term compensation incentive metrics designed to promote growth and sustainable profitability
- Robust risk and compliance oversight framework

Learn more in our Corporate Social Responsibility Report at about.navient.com/Social-Responsibility

We've piloted solutions to reduce complexity

IDR eSign Enrollment

Navient launched a pilot program focusing on past-due FFELP borrowers to explore whether a simpler process could produce better results. Under the pilot, we made contact with the borrower, gathered salary and family information over the phone, and then pre-populated the IDR application. We then securely transmitted the pre-filled application to the borrower for electronic signature. Based on the positive pilot, we expanded the program to serve additional borrowers.

The eSign pilot nearly tripled IDR application return rates



IDR application process return rate
Completion Rate (%)
80
60
40
20
0
2.6x higher
71%
27%
Normal process – within 60 days
eSign – within 10 days

55% return the application within a single day.

71% of applications completed within 10 days.

Repayment Guide for New Graduates

Navient created a personalized report to help new-to-repayment borrowers to compare their options.

You're about to start repaying your loans – are you in the right plan for you?

Not sure? We can help.

We've created a simple guide that will assist in building repayment strategies, outlining options, and understanding *the best way for* ***you*** to manage your federal student loan payments.



Log in to your Navient inbox today to check it out!
Create an account if you haven't already done so.

Reminder: you'll be receiving your first statement shortly. Don't delay – create your repayment strategy today!

View your guide today!

Tips and resources

Income-Driven Repayment (IDR) plans and loan forgiveness
Payments under an IDR plan are based on your income, family size, and loan program. Under certain conditions, your monthly payment could be as low as $0. Take a look at a few examples of how an IDR plan might work for you.

Notes on Non-GAAP Financial Measures

(Dollars in Millions)

In addition to financial results reported on a GAAP basis, Navient also provides certain performance measures which are non-GAAP financial measures. The following non-GAAP financial measures are presented within this Presentation:

1. **Core Earnings** – The difference between the company's Core Earnings and its GAAP results is that Core Earnings excludes the impacts of: (1) mark-to-market gains/losses on derivatives and (2) goodwill and acquired intangible asset amortization and impairment. Management uses Core Earnings in making decisions regarding the company's performance and the allocation of corporate resources and, as a result, our segment results are presented using Core Earnings. In addition, Navient's equity investors, credit rating agencies and debt capital investors use these Core Earnings measures to monitor the company's business performance. For further detail and reconciliation, see page 42 of this presentation and pages 19 - 29 of Navient's fourth quarter 2021 earnings release.

2. **Core Earnings Return on Equity (CEROE)** – Core Earnings Return on Equity is calculated as Adjusted Core Net income, excluding restructuring and regulatory-related expenses, divided by the quarterly average of GAAP equity for the trailing four quarters. This measure allows management, as well as investors and analysts, to measure the company's use of its equity. The calculation for Q4 2021 is as follows:

$$\text{Q4 2021} = \frac{\text{Adjusted Core Earnings Net income}}{\text{Average Equity}} = \frac{\$122^{(1)}}{(\$2{,}596 + 2{,}723 + \$2{,}701 + \$2{,}723)\ /\ 4} = 18\%^{(2)}$$

$$\text{FY 2021} = \frac{\text{Adjusted Core Earnings Net income}}{\text{Average Equity}} = \frac{\$763^{(1)}}{(\$2{,}596 + 2{,}723 + \$2{,}701 + \$2{,}723)\ /\ 4} = 28\%^{(2)}$$

3. **Core Earnings Efficiency Ratio** – The Core Earnings Efficiency Ratio measures the company's Core Earnings Expenses, which excludes restructuring and regulatory-related expenses, relative to its Adjusted Core Earnings Revenue. This ratio can be calculated by dividing Core Earnings Expenses, excluding restructuring and regulatory-related expenses, by Adjusted Core Earnings Revenue. Adjusted Core Earnings Revenue is derived by adding provision fo loan losses, and excluding gains or loss on debt repurchases, to Total Core Earnings Revenue. This is a useful measure to management as we plan and forecast, as it removes variables that cannot be easily predicted in advance. By using this measure, management can make better short-term and long-term decisions related to expense management and allocation. The calculations for Q4 2021 is as follows:

$$\text{Q4 2021} = \frac{\text{Adjusted Core Earnings Expense}}{\text{Adjusted Core Earnings Revenue}} = \frac{\$237^{(1)}}{\$436} = 54\%$$

$$\text{FY 2021} = \frac{\text{Adjusted Core Earnings Expense}}{\text{Adjusted Core Earnings Revenue}} = \frac{\$974^{(1)}}{\$1{,}976} = 49\%$$

[1] Excludes $229 million and $259 million of net restructuring and regulatory related expenses in fourth quarter 2021 and full year 2021, respectively.
[2] Return on Equity has been annualized.

Notes on Non-GAAP Financial Measures

(Dollars in Millions)

4. **Earnings before Interest, Taxes, Depreciation and Amortization Expense ("EBITDA")** – This metric measures the operating performance of the Business Processing segment and is used by management and our equity investors to monitor operating performance and determine the value of those businesses. For further detail and reconciliation, see page 18 of Navient's fourth quarter earnings release.

5. **Adjusted Tangible Equity Ratio (ATE)** – The Adjusted Tangible Equity Ratio measures Navient's tangible equity, relative to its tangible assets. We adjust this ratio to exclude the assets and equity associated with our FFELP portfolio because FFELP Loans are no longer originated and the FFELP portfolio bears a 3% maximum loss exposure under the terms of the federal guaranty. Management believes that excluding this portfolio from the ratio enhances its usefulness to investors. To determine Adjusted Tangible Equity Ratios, we calculate the Adjusted Tangible Equity, (GAAP Total Equity less Goodwill & Acquired Intangible Assets less Equity held for FFELP Loans), and divide by Adjusted Tangible Assets (Total Assets less Goodwill & Acquired Intangible Assets less FFELP Loans). For further detail and reconciliation, see page 29 of Navient's fourth quarter earnings release.

   i. **Pro Forma Adjusted Tangible Equity Ratio** – The following provides a pro forma of what the Adjusted Tangible Equity Ratio would be if the cumulative net mark-to-market losses related to derivative accounting under GAAP were excluded. These cumulative losses reverse to $0 upon the maturity of the individual derivative instruments. As these losses are temporary, we believe this pro forma presentation is a useful basis for management and investors to further analyze the Adjusted Tangible Equity Ratio. For further detail and reconciliation, see page 29 of Navient's fourth quarter earnings release.

Differences Between Core Earnings And GAAP

Core Earnings adjustments to GAAP: (Dollars in Millions)	Quarters Ended		Years Ended	
	Dec. 31, 2021	Dec. 31, 2020	2021	2020
GAAP net income (loss)	($11)	$186	$717	$412
Net impact of derivative accounting	(85)	(28)	(235)	265
Net impact of goodwill and acquired intangible assets	16	5	30	22
Net income tax effect	13	3	$39	(68)
Total Core Earnings adjustments to GAAP	(56)	(20)	(166)	219
Core Earnings net income (loss)	($67)	$166	$551	$631

Investor Relations Website

www.navient.com/investors
www.navient.com/abs

- **NAVI / SLM student loan trust data (Debt/asset backed securities – NAVI / SLM Student Loan Trusts)**
  - Static pool information – detailed portfolio stratifications by trust as of the cutoff date
  - Accrued interest factors
  - Quarterly distribution factors
  - Historical trust performance – monthly charge-off, delinquency, loan status, CPR, etc. by trust
  - Since issued CPR – monthly CPR data by trust since issuance

- **NAVI / SLM student loan performance by trust – Issue details**
  - Current and historical monthly distribution reports
  - Distribution factors
  - Current rates
  - Prospectus for public transactions and Rule 144A transactions are available through underwriters

- **Additional information (Webcasts and presentations)**
  - Archived and historical webcasts, transcripts and investor presentations

- **Environmental Social Governance (ESG) Information**

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